SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------


Cash Account Trust                       DWS Money Market Prime Series
   Government & Agency                   DWS Money Market Series
     Securities Portfolio                Investors Cash Trust
   Money Market Portfolio                   Treasury Portfolio
   Tax-Exempt Portfolio                  NY Tax Free Money Fund
Cash Management Fund Institutional       Tax-Exempt California Money Market Fund
Cash Reserve Fund, Inc.                  Tax Free Money Fund Investment
   Prime Series
Cash Reserves Fund Institutional

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Important Information Regarding Each of the Above-Noted Funds/Portfolios

The U.S. Department of the Treasury (the "Treasury") has established a Temporary Guarantee Program for Money Market Funds (the "Program"). The Fund/Portfolio has applied to participate in the Program. The Fund's/Portfolio's participation in the Program is not certain until the Treasury reviews and accepts the Fund's/Portfolio's application materials.

The Program is designed to protect the value of accounts in the Fund/Portfolio as of the close of business on September 19, 2008. According to the terms of the Program, any investment made by a shareholder after September 19, 2008 in excess of the amount held in the account as of the close of business on that date will not be covered by the Program. Any purchase of shares of the Fund's/Portfolio's for an account opened after September 19, 2008 will also not be covered under the Program. The Program guarantee will apply to the lesser of (i) the number of shares held in an account as of the close of business on September 19, 2008, or
(ii) the number of shares held in the account on the date the Program guarantee is triggered. Subject to certain conditions and limitations, the Program guarantee is triggered if the Fund's/Portfolio's net asset value per share




                                                                     [Logo]DWS
                                                                   INVESTMENTS
                                                           Deutsche Bank Group

October 16, 2008
MONEY-3602

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falls below $0.995 -- which is commonly referred to as "breaking the buck" --
and the Fund/Portfolio is liquidated. Guarantee payments under the Program will not exceed the amount available within the Treasury's Exchange Stabilization Fund ("ESF") on the date of payment. As of the date of this supplement, ESF assets are approximately $50 billion. The Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Fund/Portfolio will bear the expenses of participating in the Program. The Program is set to terminate on December 18, 2008, unless extended by the Treasury. The Treasury may extend the program through the close of business on September 18, 2009. If the Program is extended beyond December 18, 2008, the Fund/Portfolio would need to pay an additional fee and there can be no assurances that the Fund/Portfolio will continue to participate.

Neither this prospectus supplement, the above-referenced prospectuses, DWS Funds nor Deutsche Investment Management Americas Inc., the Fund's investment advisor, are in any manner approved, endorsed, sponsored or authorized by the Treasury. As of the date of this prospectus supplement, additional information about the Program, including the consequences of the Fund's/Portfolio's triggering the Program guarantee, is available at http://www.ustreas.gov.











               Please Retain This Supplement for Future Reference




October 16, 2008
MONEY-3602



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